UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 2, 2012

The Allstate Corporation

(Exact name of registrant as specified in charter)

Delaware	1-11840	36-3871531
(State or other	(Commission	(IRS Employer
jurisdiction of incorporation)	File Number)	Identification No.)

2775 Sanders Road, Northbrook, Illinois	60062
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (847) 402-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2. – Financial Information

Item 2.02.             Results of Operations and Financial Condition.

On May 2, 2012, the registrant issued a press release announcing its financial results for the first quarter of 2012, and the availability of the registrant’s first quarter investor supplement on the registrant’s web site.  The press release and the investor supplement are furnished as Exhibits 99.1 and 99.2 to this report.  The information contained in the press release and the investor supplement are furnished and not filed pursuant to instruction B.2 of Form 8-K.

Section 9. – Financial Statements and Exhibits

Item 9.01.             Financial Statements and Exhibits.

(d)  Exhibits

99.1                                                Registrant’s press release dated May 2, 2012

99.2                                                First quarter 2012 Investor Supplement of The Allstate Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

THE ALLSTATE CORPORATION
(registrant)

	By	/s/ Samuel H. Pilch
Name: Samuel H. Pilch
Title: Senior Group Vice President and Controller

Dated: May 2, 2012